SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADVISERS INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

JOHCM International Select Fund

1055 Westlakes Drive, Suite 301 Berwyn, PA 19312

Dear Shareholder:

The Board of Trustees for the DundeeWealth Funds (the “Trust”) for the JOHCM International Select Fund had recently sent you a Notice of a Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on October 18, 2013 at 9:00 a.m. Eastern Time at the offices of the Trust, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED

AT THE SPECIAL MEETING.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To view the proxy material electronically please log on to www.astfundsolutions.com/JOHCMfunds. Another copy of your voting information form has been included for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call (866) 207-2324.

VOTING IS EASY: Please take a moment now to cast your vote using one of the options listed below:

REPRESENTATIVE	You may cast your vote by telephone with a proxy representative by calling toll-free (866) 207-2324. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.
INTERNET	Log on to www.proxyvote.com. You will need the control number found on your voting information form to execute your vote.
TOUCHTONE PHONE	Dial the toll-free on your voting information form and follow the automated instructions.
MAIL	Sign, date, and complete the voting information form and return it in the postage paid envelope provided.

Thank you for your participation.

NOBO

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

JOHCM International Select Fund

1055 Westlakes Drive, Suite 301 Berwyn, PA 19312

Dear Shareholder:

The Board of Trustees for the DundeeWealth Funds (the “Trust”) for the JOHCM International Select Fund had recently sent you a Notice of a Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on October 18, 2013 at 9:00 a.m. Eastern Time at the offices of the Trust, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED

AT THE SPECIAL MEETING.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To view the proxy material electronically please log on to www.astfundsolutions.com/JOHCMfunds. Another copy of your voting information form has been included for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call (866) 207-2324.

VOTING IS EASY: Please take a moment now to cast your vote using one of the options listed below:

INTERNET	Log on to www.proxyvote.com. You will need the control number found on your voting information form to execute your vote.
TOUCHTONE PHONE	Dial the toll-free on your voting information form and follow the automated instructions.
MAIL	Sign, date, and complete the voting information form and return it in the postage paid envelope provided.

Thank you for your participation.

OBO

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

JOHCM International Select Fund

1055 Westlakes Drive, Suite 301 Berwyn, PA 19312

Dear Shareholder:

The Board of Trustees for the DundeeWealth Funds (the “Trust”) for the JOHCM International Select Fund had recently sent you a Notice of a Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on October 18, 2013 at 9:00 a.m. Eastern Time at the offices of the Trust, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED

AT THE SPECIAL MEETING.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To view the proxy material electronically please log on to www.proxyonline.com by using your control number found on the enclosed proxy card. Another copy of the proxy card has been included for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call (866) 207-2324.

VOTING IS EASY: Please take a moment now to cast your vote using one of the options listed below:

REPRESENTATIVE	You may cast your vote by telephone with a proxy representative by calling toll-free (866) 207-2324. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.
INTERNET

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found on your proxy card at the time you execute your vote.

TOUCHTONE PHONE	Dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Thank you for your participation.

REG